SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 29, 2004 (Date of earliest event reported)
The Robert Mondavi Corporation (Exact name of registrant as specified in its charter)
CA (State or other jurisdiction of incorporation)	33-61516 (Commission File Number)	94-2765451 (IRS Employer Indentification Number)
	841 Latour Court (Address of principal executive offices)	94558 (Zip Code)
Registrant's telephone number, including area code: 707-226-1395

Item 7. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of The Robert Mondavi Corporation dated January 29, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004	THE ROBERT MONDAVI CORPORATION By: /s/ Henry J. Salvo Henry J. Salvo Chief Financial Officer